                             AMENDMENT NO. 3 TO
                           STOCKHOLDERS AGREEMENT

     This Amendment No. 3 to Stockholders Agreement (this "Amendment") is made and entered into as of December 4, 1996 by and between Aftermarket Technology Holdings Corp., a Delaware corporation (the "Company"), Aurora Equity Partners L.P., a Delaware limited partnership ("AEP"), Aurora Overseas Equity Partners I, L.P., a Cayman Islands exempted limited partnership ("AOEP"), and each of the stockholders of the Company who are signatories hereto (the "Stockholders").

     WHEREAS, Section 10.2 of that certain Stockholders Agreement dated as of August 2, 1994 among the Company and certain of its stockholders, optionholders and warrantholders, as amended (the "Stockholders Agreement"), permits the amendment thereof by a written agreement signed by (a) the Company, (b) AEP and AOEP and (c) the holders of a majority in voting interest of the outstanding shares of Common Stock and Preferred Stock of the Company;

     WHEREAS, the Stockholders hold a majority in voting interest of the outstanding shares of Common Stock and Preferred Stock of the Company; and

     WHEREAS, the parties hereto desire to amend the Stockholders Agreement as follows: (i) to clarify that from and after the effective date of the merger (the "Merger") of the Company into Aftermarket Technology Corp., the Company's wholly-owned subsidiary ("ATC"), any reference to the "Company" shall be deemed to be a reference to ATC; (ii) to add demand registration rights for the benefit of any stockholder who is a party to the Stockholders Agreement and who, after a distribution of shares by AEP or AOEP to their limited partners, owns at least 10% of the outstanding common stock and is therefore unable to resell his shares without registration because his stock ownership causes him to be an affiliate of ATC (and therefore subject to certain statutory resale restrictions); (iii) to clarify that the Company will pay all expenses relating to the registration of securities resulting from an exercise of the "piggyback" or demand registration rights granted therein; and (iv) to clarify that the holdback agreement provision applicable to underwritten offerings applies to a Qualified IPO (as defined in the Stockholders Agreement) that is consummated on or before March 31, 1997.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

     1.  AMENDMENT.

          (a) Section 10.6 of the Stockholders Agreement is hereby deleted in its entirety and the following is hereby substituted in its place:

          "10.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Stockholders and their respective heirs, personal representatives, successors and permitted assigns. In the event that the Company is merged into Aftermarket Technology Corp., a Delaware corporation and the Company's wholly-owned subsidiary ("ATC"), upon the effectiveness of such merger, any reference in this Agreement to the "Company" shall be deemed to be a reference to ATC."

          (b) Exhibit D to the Stockholders Agreement is hereby deleted in its entirety and the attached Annex A is hereby substituted in its place.

     2. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflicts of law principles thereof.

     3. EFFECT OF AMENDMENT. Except as amended by this Amendment, the Stockholders Agreement shall remain unchanged and shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company, AEP, AOEP and each of the Stockholders have duly executed this Amendment as of the date first above written.

                                  AFTERMARKET TECHNOLOGY
                                  HOLDINGS CORP.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                                  THE CLASS A STOCKHOLDERS:

                                  ----------------------------------
                                           WILLIAM A. SMITH

                                  JAMES R. WEHR REVOCABLE TRUST



                                  ----------------------------------
                                    James R. Wehr, Grantor/Trustee



                                  ----------------------------------
                                          KENNETH T. HESTER

                                  THE CLASS B STOCKHOLDERS:


                                  ALLENWOOD VENTURES, INC.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  ----------------------------------
                                           JOHN E. ANDERSON


                                   ROBERT ANDERSON VARIABLE TRUST



                                  By:
                                     -------------------------------
                                     Robert Anderson, Trustee



                                  THE ANDREW W. MELLON FOUNDATION



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------


                                  AURORA CAPITAL PARTNERS L.P.

                                  By:  Aurora Advisors, Inc.,
                                       its general partner



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                                  AURORA OVERSEAS CAPITAL
                                  PARTNERS, L.P.

                                  By:  Aurora Overseas Advisors Ltd.,
                                       its general partner



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  BANCBOSTON INVESTMENTS, INC.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  BANKAMERICA CAPITAL CORPORATION


                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  CALIFORNIA PUBLIC EMPLOYEES'
                                  RETIREMENT SYSTEM



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                                  CASTLEROCK INVESTMENTS LTD.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  CHEMICAL EQUITY ASSOCIATES



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  CHEMICAL INVESTMENTS, INC.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                   ----------------------------------
                                           RICHARD R. CROWELL


                                   ----------------------------------
                                          ROBERT L. CUMMINGS III



                                   THE TRUSTEES OF DARTMOUTH COLLEGE



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                                  DEAN WITTER AS CUSTODIAN FOR AURORA
                                  CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                  FBO RICHARD R. CROWELL



                                  By:
                                     -------------------------------
                                     Richard R. Crowell, Trustee



                                  By:
                                     -------------------------------
                                     Richard K. Roeder, Trustee



                                  DEAN WITTER AS CUSTODIAN FOR AURORA
                                  CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                  FBO MARK C. HARDY



                                  By:
                                     -------------------------------
                                     Richard R. Crowell, Trustee



                                  By:
                                     -------------------------------
                                     Richard K. Roeder, Trustee



                                  DEAN WITTER AS CUSTODIAN FOR AURORA
                                  CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                  FBO KURT B. LARSEN



                                  By:
                                     -------------------------------
                                     Richard R. Crowell, Trustee



                                  By:
                                     -------------------------------
                                     Richard K. Roeder, Trustee

                                  DEAN WITTER AS CUSTODIAN FOR AURORA
                                  CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                  FBO GERALD L. PARSKY



                                  By:
                                     -------------------------------
                                     Richard R. Crowell, Trustee



                                  By:
                                     -------------------------------
                                     Richard K. Roeder, Trustee



                                  DEAN WITTER AS CUSTODIAN FOR AURORA
                                  CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                  FBO W. MONTAGUE YORT



                                  By:
                                     -------------------------------
                                     Richard R. Crowell, Trustee



                                  By:
                                     -------------------------------
                                     Richard K. Roeder, Trustee



                                  DELTA MASTER TRUST



                                  By:
                                     -------------------------------
                                     Trustee



                                  ----------------------------------
                                        JEFFREY S. DEUTSCHMAN



                                  ----------------------------------
                                       FREDERICK J. ELSEA, III

                                  GENERAL ELECTRIC PENSION TRUST



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title: Trustee



                                  HARBOURTON REASSURANCE, INC.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  ----------------------------------
                                            MARK C. HARDY



                                  HELLER FINANCIAL, INC.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  ----------------------------------
                                     AMBASSADOR JAMES D. HODGSON



                                  ----------------------------------
                                            CLEON T. KNAPP

                                  L-A&A GIFT TRUST FBO
                                  ELLIOT LEEDOM ACKERMAN



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  L-A&A GIFT TRUST FBO
                                  NATHANEL LEEDOM ACKERMAN



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  ----------------------------------
                                            KURT B. LARSEN



                                  LODWRICK AND CAROLE COOK AS
                                  TRUSTEES OF THE COOK FAMILY
                                  TRUST DATED SEPTEMBER 16, 1991

                                  By:
                                     -------------------------------
                                     Trustee




                                  ----------------------------------
                                             JOHN T. MAPES

                                  NHL HOLDINGS LTD.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  OGAC LIMITED



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  ORYX EQUITY PARTNERS FUND I LTD.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  ----------------------------------
                                           GERALD L. PARSKY



                                  G.M. ROEDER AND R.K. ROEDER, JTWROS

                                  By:
                                     -------------------------------
                                     Gloria M. Roeder



                                  By:
                                     -------------------------------
                                     Richard K. Roeder

                                  SOMERVILLE S TRUST



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  SPRINGBROOK, G.P.



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  ----------------------------------
                                          PATRICK J. STEINER



                                  SUMITOMO BANK OF CA TTEE FOR GIBSON, DUNN
                                  & CRUTCHER RETIREMENT PLAN FBO
                                  H. RICHARD DALLAS



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  SUMITOMO BANK OF CA TTEE FOR
                                  GIBSON, DUNN & CRUTCHER RETIREMENT
                                  PLAN FBO BRUCE D. MEYER



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                                  UNIVERSITY OF SOUTHERN CALIFORNIA



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------



                                  W. S. INVESTMENTS L.P.




                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  General Partner




                                  ----------------------------------
                                         JEROME C. WEINTRAUB



                                  ----------------------------------
                                          W. MONTAGUE YORT

                                  THE CLASS C STOCKHOLDERS:




                                  AURORA EQUITY PARTNERS L.P.

                                  By:  Aurora Capital Partners L.P.,
                                       its general partner

                                  By:  Aurora Advisors, Inc.,
                                       its general partner



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------




                                  AURORA OVERSEAS EQUITY
                                  PARTNERS I, L.P.

                                  By:  Aurora Overseas Capital Partners, L.P.,
                                       its general partner

                                  By:  Aurora Overseas Advisors Ltd.,
                                       its general partner



                                  By:
                                     -------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                                                                       ANNEX A

                                  EXHIBIT D

                             REGISTRATION RIGHTS

1.   "PIGGY-BACK" REGISTRATION.

     (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Except in the case of a Qualified IPO that is consummated on or before March 31, 1997, if the Company at any time proposes to effect a Qualified IPO or, following a Qualified IPO, proposes to register any of its equity securities under the Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Act, then the Company will each such time give prompt written notice (which shall be at least 30 days prior to filing) to all Eligible Holders of Registrable Securities of its intention to do so and of such Eligible Holders' rights under this Paragraph 1. Upon the written request of any such Eligible Holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Eligible Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register or in a separate registration statement concurrently filed and on terms substantially the same as those being offered to the Company; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Eligible Holder of Registrable Securities and, thereupon:

               (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and

               (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (b) PRIORITY IN "PIGGY-BACK" REGISTRATIONS. If a registration pursuant to this Paragraph 1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without adversely affecting the offering, securities determined as follows:

               (i) first, the securities proposed by the Company to be sold for its own account,

               (ii) second, any Registrable Securities requested to be included in such registration PRO RATA among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders, and

               (iii) third, any other securities of the Company proposed to be included in such registration statement in accordance with the priorities, if any, then existing among the holders of such securities.

2.   DEMAND REGISTRATION RIGHT OF CERTAIN ELIGIBLE HOLDERS.

     (a) RIGHT TO REQUIRE REGISTRATION. Subject to the provisions of this Paragraph 2, if, at any time after the first anniversary of the consummation of a Qualified IPO, any Eligible Holder (other than the Aurora Entities) is the record owner of 10% or more of the outstanding Common Stock immediately after a distribution of shares by either or both of the Aurora Entities to their limited partners (such Eligible Holder being a "Demand Holder"), such Demand Holder shall have the right to require the Company to file a registration statement under the Securities Act for a public offering of all or any portion of the Registrable Securities held by such Holder when such right is exercised (the Registrable Securities to be subject to such registration being the "Demand Registration Securities"), PROVIDED that any demand for registration under this Paragraph 2 (a "Registration Demand") shall not be otherwise deemed to be effective unless such Registration Demand is with respect to Registrable Securities constituting at least five percent of the outstanding shares of the class of Registrable Securities. The demand registration rights granted to the Demand Holders in this Paragraph 2 are subject to the following limitations:

            (i) each Demand Holder may make a Registration Demand under this Paragraph 2 only one time, PROVIDED, HOWEVER, that if, after completion of the resulting registered offering, such Demand Holder continues to hold 10% or more of the outstanding Common Stock or holds 10% or more of the outstanding Common Stock as the result of a subsequent distribution of shares by either or both of the Aurora Entities to their limited partners, such Demand


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-2

     Holder shall have the right to make one additional Registration Demand;

          (ii) the Company shall not be obligated to cause any registration statement filed under this Paragraph 2 to be declared effective less than six months after the effective date of the most recent registration statement filed by the Company on its own behalf;

          (iii) the managing underwriter of any such offering shall be a nationally recognized investment banking firm selected by the Company and approved by the Demand Holder making the Registration Demand (which approval shall not be unreasonably withheld);

          (iv) notwithstanding the giving of a Registration Demand by a Demand Holder, the Company may elect to convert the required registration into a registration of shares for sale by the Company pursuant to Paragraph 1 hereof by providing notice to the Eligible Holders in accordance with Paragraph 1, and in such event the provisions of Paragraph 1 shall apply to such registration rather than the provisions of this Paragraph 2 and such registration shall not count as the exercise of such Demand Holder's registration right under this Paragraph 2;

          (v) during any two-year period, the Company may make a one-time election to postpone the filing or the effectiveness of a registration statement in response to a Registration Demand for up to six months if the Board determines, in its good faith judgment, that (x) such registration would reasonably be expected to have an adverse effect on, interfere with or delay any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, (y) the filing of a registration statement or a sale of Registrable Securities pursuant thereto would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (z) the Company is unable to comply with the registration requirements of the Commission; PROVIDED, that, in such event, the Demand Holder making the Registration Demand will be entitled to withdraw such demand and, if such demand is withdrawn, such demand will not count as a Registration Demand hereunder and the Company will pay all Registration Expenses in connection with such withdrawn demand; and


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-3

          (vi) any Registration Demand under this Paragraph 2 shall be for for a firm commitment underwritten offering, with respect to which the Company shall be required to maintain an effective registration statement for a maximum of 30 days.

     (b) NOTICE OF REGISTRATION DEMAND; PARTICIPATION RIGHTS. Any Demand Holder desiring to make a Registration Demand shall do so by providing written notice to the Company (which notice shall state the number of shares of Registrable Securities the Demand Holder desires the Company to register), and the Company promptly shall provide written notice of such Registration Demand to all of the other Eligible Holders and all of the Eligible Holders then will have the opportunity to include in the offering shares of Registrable Securities then owned by such Eligible Holders, but in each case only to the extent permitted by subdivision (c) of this Paragraph 2. In addition, subject to subdivision (c) of this Paragraph 2, the Company may elect to include in any registration statement and offering pursuant to this Paragraph 2 newly issued shares of Registrable Securities. Solely for purposes of Paragraphs 3 through 9 below, any securities registered pursuant to this Paragraph 2 shall be deemed to be Registrable Securities.

     (c) PRIORITY. Notwithstanding the foregoing, if the managing underwriter of a registered offering being made in response to a Registration Demand advises the Company in writing that the number of shares of Registrable Securities desired to be offered by the Company or Eligible Holders other than the Demand Holder who made the Registration Demand, together with the Demand Registration Securities of such Demand Holder, exceeds the maximum number of such shares which the managing underwriter considers, in good faith, to be appropriate based on market conditions and other relevant factors (including, without limitation, pricing) (the "Maximum Number"), then the securities proposed to be included by Eligible Holders other than such Demand Holder (the "Other Sellers") shall be excluded from such registration before any such securities of such Demand Holder or the Company shall be excluded. If, and to the extent that, after the exclusion of the securities proposed to be included by the Other Sellers, the number of securities proposed to be included by such Demand Holder and the Company exceeds the Maximum Number, such securities to be included on behalf of the Company shall be excluded to the extent necessary to avoid exceeding the Maximum Number. Each of the Demand Holder, the Other Sellers and the Company (in the event that any securities are to be offered by the Company) may withdraw from any demand registration pursuant to this Paragraph 2 by giving written notice to the Company prior to the filing date of such registration statement and, in the event of a withdrawal by the Demand Holder whose Registration Demand gave rise to the registration, such withdrawn Registration Demand shall not be deemed to be a Registration Demand counting against the permissible number of Registration Demands set forth in Paragraph 2(a)(i) if the Demand Holder pays or promptly reimburses the Company for all Registration Expenses incurred by the Company in connection with such withdrawn Registration Demand.


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-4

     3. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Act as provided in Paragraph 1 or 2, the Company will as expeditiously as possible (and, in any event, within 90 days), subject to the terms and conditions of Paragraph 1 or 2:

          (a) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective; PROVIDED that if less than all the Registrable Securities are withdrawn from registration after the expiration of such period, the shares so withdrawn shall be allocated PRO RATA among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration;

          (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as such seller may reasonably request;

          (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to:

               (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified,


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-5

              (ii)   subject itself to taxation in any such jurisdiction, or

              (iii) consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any), of:

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion of counsel for the Company dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a "comfort" letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such holder (or the underwriters, if any) may reasonably request;

          (g) immediately notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event or the existence of any condition as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law and, at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-6
     be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any such seller of Registrable Securities covered by such registration statement shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five business days prior to the filing thereof;

          (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed; and

          (k)  pay all Registration Expenses relating to any such registration.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information and undertakings as it may reasonably request regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities as follows:

            (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (g) of this Paragraph 3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-7
            amended prospectus contemplated by subdivision (g) of this Paragraph 3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice, and

            (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Act, of the happening of any event as a result of which information previously furnished by such holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     In the event the Company or any such holder shall give any such notice, the period referred to in subdivision (b) of this Paragraph 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (g) of this Paragraph 3 to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subdivision
(g) of this Paragraph 3.

     4.   UNDERWRITTEN OFFERINGS.

          (a) UNDERWRITING AGREEMENT. If the Company at any time proposes to register any of its securities under the Act as contemplated by Paragraph 1 and such securities are to be distributed by or through one or more underwriters or if the Company at any time is required to register any of its securities under the Act as contemplated by Paragraph 2, the Company will, subject to the provisions of subdivision
     (b) of Paragraph 1 or subdivision (c) of Paragraph 2, use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by each holder among the securities to be distributed by such underwriters, and each holder of Registrable Securities agrees, by acquisition of such Registrable Securities, that all Registrable Securities of such holder to be included in such registration shall be distributed and sold through such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such


                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-8
     underwriters shall also be made to and for the benefit of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

          (b) SELECTION OF UNDERWRITERS. The selection of the underwriter or underwriters for the public offering to be made pursuant to a registration statement filed under Paragraph 1 shall be made by the Company, in its sole discretion, from amongst underwriting firms of national reputation. Notwithstanding anything else in this Exhibit D to the contrary, if General Electric Pension Trust ("GEPT") is eligible to participate in an underwriting pursuant to the terms hereof and the General Electric Company is directly or indirectly the beneficial owner of five percent (5%) or more of the outstanding equity interests of an underwriter or underwriters acting in such underwriting, GEPT shall have the absolute right to disapprove such underwriter or underwriters so owned by General Electric Company.

          (c)  HOLDBACK AGREEMENTS.

              (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities or sales of such securities pursuant to Rule 144 under the Act or otherwise, during the seven days prior to and the 90 days after any firm commitment underwritten registration pursuant to Paragraph 1 or 2 or any Qualified IPO that is consummated on or before March 31, 1997 has become effective or, if the managing underwriter advises the Company in writing that, in its opinion, no such public sale or distribution should be effected for a specific period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such holder of Registrable Securities of such advice, during a reasonable longer period of up to 270 days after such underwritten registration, except as part of such underwritten registration, whether or not such holder participates in such registration.

              (ii)  The Company agrees:

              (A) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any firm commitment underwritten registration pursuant to Paragraph 1 or 2 has become effective,

                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-9
              except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto, and

              (B) to use its best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date hereof (other than in a public offering) to agree not to effect any such public sale or distribution of such securities, during such period or, in either case, if the managing underwriter advises the Company in writing that in its opinion, no such public sale or distribution should be effected for a specified period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration, during a reasonably longer period after such underwritten registration, except as part of such underwritten registration.

     5. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Act, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of the Company and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

     6. CERTAIN RIGHTS OF HOLDERS. The Company will not file any registration statement under the Act which refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, unless it shall first have given such holder the right to require:

          (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that, in the opinion of such holder, the holding by such holder of such securities does not make such holder a "controlling person" of the Company within the meaning of the Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or

          (b) in the event that such reference to such holder by name or otherwise is not required by the Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-10

     7.   INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by any registration statement filed pursuant to Paragraph 1 or 2, its directors, officers, partners, employees, agents and investment advisors, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, "Claims"), to which such seller or any such director or officer or employee or agent or investment advisor or underwriter or controlling person may become subject under either Section 15 of the Act or Section 20 of the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (if used during the period the Company is required to keep the registration statement current) (collectively, "Registration Documents"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which made, or any violation by the Company of the Act or any state securities law, or any rule or regulation promulgated under the Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, and the Company will reimburse such seller and each such director, officer, employee, agent, investment advisor, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED that the Company shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller stating that it is for use in the preparation thereof; PROVIDED FURTHER that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of either Section 15 of the Act or
     Section 20 of the Exchange Act in any such case to the extent that any such Claim, or expense arises out of such Person's failure to send or give a copy of the final prospectus to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in

                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-11
     full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, agent, investment advisor, partner, underwriter or controlling person and shall survive the transfer of such securities by such seller.

          (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Paragraph 1 or 2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Paragraph 7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, with respect to any statement or alleged statement or omission or alleged omission from such Registration Document, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration Document. Notwithstanding the foregoing, in no event shall any selling stockholder or any director, officer, employee, agent, investment advisor or controlling person thereof be liable to indemnify the Company pursuant to this subdivision (b) of this Paragraph 7 hereof in an amount in excess of the amount of the net proceeds of the Registrable Securities sold by him, her or it in any such offering.
     Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company of any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in the preceding subdivisions of this Paragraph 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Paragraph 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party

                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-12
     for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity could have been sought under subdivision (a) of this Paragraph 7 without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Paragraph 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Act. If the indemnification provided for in subdivision (a), (b) or (c) of this Paragraph 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in no event shall any contribution by the selling stockholder or any director, officer, employee, agent, investment advisor or controlling person thereof pursuant to this subdivision (d) of this Paragraph 7 exceed the amount of the net proceeds of the Registrable Securities sold by him, her or it in any such offering.

          (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Paragraph 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     8. ADJUSTMENT AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to effect the registration of such securities in the manner contemplated by these registration rights provisions.

                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-13

     9. COVENANTS RELATING TO RULE 144. At all times after the effective date of the registration statement under the Act of the initial underwritten public offering of Common Stock, and until such time as all of the Registrable Securities are deregistered, the Company will file reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of any holder of Restricted Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating:

          (a) the Company's name, address and telephone number (including area code),

          (b)  the Company's Internal Revenue Service identification number,

          (c)  the Company's Commission file number,

          (d) the number of shares of Common Stock of the Company outstanding as shown by the most recent report or statement published by the Company, and

          (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

                      EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                      D-14